Supplement dated March 14, 2014
to the Classes Institutional, R-1, R-2, R-3, R-4, R-5 and S Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2013

(as supplemented on January 2, 2014, February 7, 2014, and March 7, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

CAPITAL SECURITIES FUND

Delete the information under Performance and substitute:

No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance will be benchmarked against the BofA Merrill Lynch US Capital Securities Index. You may get updated performance information online at www.principal.com or by calling 1-800-222-5852.

GLOBAL MULTI-STRATEGY FUND

On or about April 1, 2014, under the Sub-Advisors heading under Management, add the following:

Graham Capital Management, L.P.

PREFERRED SECURITIES FUND

Delete the last sentence of the first paragraph under Principal Investment Strategies and substitute:

The Fund also invests up to 25% of its assets in below investment grade preferred securities and bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade).

In the Average Annual Total Returns table, delete the index information and substitute:

Average Annual Total Returns
For the periods ended December 31, 2012	1 Year	5 Years	10 Years
BofA Merrill Lynch Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses, or taxes)	13.60%	3.83%	3.00%
BofA Merrill Lynch U.S. Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	21.30%	6.97%	6.07%
Barclays U.S. Tier I Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	21.88%	6.55%	5.65%
Preferreds Blended Index (reflects no deduction for fees, expenses, or taxes)	17.68%	5.19%	4.14%

Delete the last paragraph in the Performance section and substitute:

Performance of a blended index shows how the Fund's performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for the Preferreds Blended Index are 50% BofA Merrill Lynch Fixed Rate Preferred Securities and 50% Barclays U.S. Tier I Capital Securities Index. Effective January 1, 2014, the weightings for the Preferreds Blended Index changed to the following: 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% BofA Merrill Lynch US Capital Securities Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Delete the second paragraph under Emerging Markets and substitute:

Usually, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond). These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

Delete the first bullet point under Fixed-Income Securities and substitute:

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Interest Rate Changes:  Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

MANAGEMENT OF THE FUNDS

On or about April 1, 2014, add the following:

Sub-Advisor:	Graham Capital Management, L.P. (“Graham”), 40 Highland Avenue, Rowayton, Connecticut, 06853, founded in 1994, is an investment management firm that focuses on global macro-oriented strategies.
Graham is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the global macro strategy; however, it may also use any of the Fund’s other investment strategies from time to time.

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